SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  September 9, 2004

CHEC FUNDING, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	333-105322	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2728 North Harwood Street, Dallas, Texas  75201

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000

              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.

Filing of Computational Materials.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D (the “Certificates”).

In connection with the offering of the Certificates of the Depositor, Credit Suisse First Boston LLC, prepared certain materials (the “Computational Materials”) some or all of which were distributed by Citigroup Global Markets Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc., (the “Underwriters”), and to their potential investors.  Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.  The Computational Materials are attached hereto as Exhibit 99.1.  The legends of Banc of America Securities LLC, Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc. placed on the Computational Materials are attached hereto as Exhibit 99.2.

Item 9.01.Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.

99.1

Computational Materials.

99.2

Legends of Banc of America Securities LLC, Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:  /s/ Jeffrey B. Upperman

Name:  Jeffrey B. Upperman

Title:    Vice President

Date:  September 9, 2004

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Computational Materials.
99.2	Underwriters’ Legends for Computational Materials.

Exhibit 99.1

[Computational Material]

Exhibit 99.2

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Please contact the BAS Syndicate Desk for additional information at 704.388.1597.

Credit Suisse First Boston Underwriters’ Legend

The information herein has been provided solely by Credit Suisse First Boston LLC (“CSFB”) based on information with respect to the mortgage loans provided by Centex Home Equity Company, LLC (“Centex”) and its affiliates. No representation or warranty is made as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in contained herein constitute judgment only as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further,  does not guarantee any results and there is no guarantee as to the liquidity of the securities described in these materials. The decision to adopt any strategy remains your responsibility. CSFB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CSFB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities should be consummated without the purchaser first having received a prospectus and a prospectus supplement.  A final prospectus and prospectus supplement may be obtained by contacting CSFB’s Syndicate Desk at (212) 325-8549.

CSFB is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon CSFB or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CSFB is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CSFB’s disclaimers as to these matters.

Greenwich Capital Markets, Inc. Underwriters’ Legend

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.